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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  ___________



                                    FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                  Date of Report:  As to Item 4: April 2, 2001
                          As to Item 5: April 5, 2001
                       (Date of earliest event reported)



                             TFC ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-22910                  54-1306895
(State or Other Jurisdiction) (Commission File Number)  (I.R.S. Employer ID No.)

5425 Robin Hood Road, Suite 101B
Norfolk, Virginia                                           23513
(Address of Principal Executive Offices)                 (Zip Code)



              Registrant's telephone number, including area code:
                                 (757) 858-1400
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Item 4.    Changes in Registrant's Certifying Accountant.

     As previously reported on Form 8-K dated January 26, 2001, on January 23, 2001 the audit committee of the Board of Directors of the Company approved the engagement of McGladrey & Pullen, LLP as its independent auditors for the fiscal year ending December 31, 2001 to replace the firm of Ernst & Young LLP ("E&Y") who declined to stand for reelection. E&Y declined to stand for reelection due to their perception of the inherent risk of the sub prime auto lending industry, the level of audit fees and availability of local area human resources.

     E&Y has completed the audit for the fiscal year ended December 31, 2000.

     The reports of E&Y on the Company's financial statements for the past two fiscal years, including that for 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years, ended December 31, 2000, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 2, 2001 is filed as Exhibit 16 to this Form 8-K/A.

     There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.


Item 5.    Other Events

     The Company, on April 5, 2001, issued a press release regarding the promotion of Denise Newlon, the Company's Controller, to Vice President of Finance and principal accounting officer. The press release is filed as an exhibit hereto and is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     Exhibit No.    Description

      10.1    Press Release dated April 5, 2001
      16 Letter dated May 2, 2001 from Ernst & Young LLP regarding change in certifying accountant.
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             TFC ENTERPRISES, INC.



Dated:  May 2, 2001        By:   /s/ Robert S. Raley, Jr.
                                 ---------------------------------------
                                     Robert S. Raley, Jr.
                                     Chairman and Chief Executive Officer
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INDEX TO EXHIBITS

No.    Description

10.1  Press Release dated April 5, 2001

16 Letter dated May 2, 2001 from Ernst & Young LLP regarding change in certifying accountant.